UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 06, 2010

CHINA PROSPEROUS CLEAN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-144202	27-0141061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4923-Natural Gas Transmission & Distribution	0001402159
(Standard Industrial Classification)	(Central Index Key)

West Side, Public Transportation Gas Filling Center,
Angang Avenue-Middle Part, Yindu District,
Anyang, Henan Province,
Postal code: 455000
The People’s Republic of China
 (Address of principal executive offices, including zip code)

86-372-3166864
 (Registrant’s telephone number, including area code)

Copy of Communication to:
Bernard & Yam, LLP
Attention: Bin Zhou, Esq.
401 Broadway Suite 1708
New York, NY 10013
Phone: 212-219-7783
Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On this Form 8-K current report, the registrant, China Prosperous Clean Energy Corporation, is hereinafter referred as "we", “us”, or "Company".

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On our management’s recommendation and in consultation with Patrizio & Zhao, LLC, our independent registered public accounting firm, we concluded on August 06, 2010 that the consolidated financial statements for the fiscal year ended December 31, 2007 and the fiscal year ended December 31, 2008, as presented in our Annual Report on Form 10-K filed on March 31, 2009, should no longer be relied upon due to the accounting issues set forth below.

(1) Disclosure of the impact of China’s foreign currency regulation on us; (2) auditor’s opinion on the consolidated financials statements for year ended December 31, 2007; (3) classification of the share exchange transaction between us and Origin Orbit  on June 30, 2008 as a reverse merger recapitalization in the Statements of Changes in Shareholders’ Equity; (4) our classification of transportation costs as a component of cost of goods sold in compliance of U.S. GAAP; (5) classification of our business operations into three segments and report of information of each segment in consolidated financial statements; (6) reconciliation of our income tax expenses; (7) disclosure of supplier concentration.

Accordingly, we restate our consolidated financial statements for the fiscal year ended December 31, 2007 and for the fiscal year ended December 31, 2008 by disclosing the effect of these errors in an amended Form 10-K for the fiscal year ended December 31, 2008.

Our Board of Directors and executive officers have discussed the above matters with Patrizio & Zhao, LLC and provided Patrizio & Zhao, LLC with a copy of such disclosure. Patrizio & Zhao, LLC has provided us with a letter relative to their review of this disclosure which is filed herewith as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Letter from Independent Public Accounting Firm, dated August 06, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 06, 2010	China Prosperous Clean Energy Corporation

/s/Hongjie Zhou
Hongjie Zhou
Acting Chief Financial Officer